Fees Summary	Oct. 09, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 56,840,000.00
Previously Paid Amount	0.00
Total Fee Amount	7,849.61
Total Offset Amount	0.00
Net Fee	$ 7,849.61